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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                (Date of earliest event reported):  June 30, 1996


                            SUN HEALTHCARE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   Delaware              1-12040              85-0410612
- --------------------------------------------------------------------------------
          State or other jurisdiction   Commission            IRS Employer
               of incorporation         File Number        Identification No.


                                101 Sun Lane, N.E.
                           Albuquerque, New Mexico 87109
                     ----------------------------------------
                     (Address of Principal Executive Offices)


                         Registrant's Telephone Number,
                       Including Area Code:  (505) 821-3355


               This Current Report on Form 8-K consists of __ pages.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On July 2, 1996, a wholly owned subsidiary of Sun Healthcare Group, Inc. ("Sun") purchased all of the outstanding stock of H.T.A. of New York, Inc., and H.T.A. of New Jersey, Inc., providers of physical, speech and occupational therapy services to the health care industry for $5,300,000 in cash. The shareholder of H.T.A. of New York, Inc. and H.T.A. of New Jersey, Inc. was
Iris Kimberg.

          On June 30, 1996, a wholly owned subsidiary of Sun purchased all of the outstanding stock of 3270262 Canada, Inc., a provider of outpatient physiotherapy and occupational services in Canada for $3,564,000 Canadian Dollars ($2,614,000 U.S. Dollars as of June 30, 1996) in cash. The shareholders of 3270262 Canada, Inc. were Robert Y. Weisz and Yorkview Physiotherapy Centre. In connection with this transaction, the acquiring subsidiary agreed to employ a former shareholder for a period of one year at an annual salary of $520,000 Canadian Dollars ($381,000 U.S. Dollars as of June 30, 1996).

          On June 30, 1996, a wholly owned subsidiary of Sun purchased all of the outstanding stock of Aqua Rehabilitation, Inc., a provider of outpatient physiotherapy and occupational services in Canada, for $450,000 Canadian Dollars ($330,000 U.S. Dollars as of June 30, 1996) in cash. The shareholders of
Aqua Rehabilitaion, Inc were 624722 Ontario Limited, Lisa Lasko, Benjamin
Lasko and Lisa Lasko as the trustee of the Lasko Family Trust.

          All of the above transactions were accounted for as purchases.

          During the period from February 1, 1996 to July 8, 1996, Sun acquired in open market transactions additional minority interests totalling 9.2% in Ashbourne PLC, an operator of nursing homes in the United Kingdom for $10,165,000. As of July 8, 1996, Sun owned a total minority interest of 29.2% in Ashbourne PLC.

          A Form 8-K was not previously filed for Ashborne PLC, Aqua Rehabilitation, Inc., H.T.A. of New York, Inc. and H.T.A. of New Jersey, Inc. as they did not qualify as significant acquisitions by the Company in accordance with the definition of a significant acquisition in Rule 3.05 of Regulation S-X. However, since the aggregate impact of the individually insignificant businesses acquired exceeded the reporting requirements of Rule 3-05 when combined with these acquisitions, these acquisitions are included in this Form 8-K.

          The above acquisitions were financed by borrowings under Sun's revolving line of credit with NationsBank of Texas, N.A. as administrative lender.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          As of the date of this report, it is impracticable to provide the required financial statements and pro forma financial information for the acquisitions described above as required by the Securities and Exchange Commission rules and regulations. The Company intends to file such required financial statements and pro forma financial information as an amendment to this Form 8-K as soon as practicable, but not later than sixty days after the report on Form 8-K must be filed.

ITEM 7(C).  EXHIBITS.

          Exhibit 2.1 Stock purchase and sale agreement by and between Iris Kimberg and CareerStaff Unlimited, Inc.

          Exhibit 2.2 First Amendment to stock purchase and sales agreement as of June 12, 1996, between Iris Kimberg and CareerStaff Unlimited, Inc.

          Exhibit 2.3 Share purchase agreement as of June 30, 1996, among Robert Y. Weisz, Yorkview Physiotherapy Centre and Columbia Centre for Rehabilitation, Inc.

          Exhibit 2.4 Purchase for cancellation agreement as of July 2, 1996, between Robert Y. Weisz, 3270262 Canada, Inc. and Columbia Centre for Rehabilitation, Inc.

          Exhibit 2.5 Share purchase agreement as of June 30, 1996, among 624722 Ontario Limited, Robert Y. Weisz, Lisa Lasko, Benjamin Lasko, Lisa Lasko (the trustee of the Lasko Family Trust) and Columbia Centre for Rehabilitation, Inc.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, Sun Healthcare Group, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 11, 1996                     SUN HEALTHCARE GROUP, INC.

                                           /s/ Robert D. Woltil
                                          ------------------------------------
                                          Robert D. Woltil
                                          Principal Financial Officer